UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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H&Q Healthcare Investors
(Name of Registrant as Specified In Its Charter)

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H&Q Healthcare Investors

Supplement to Proxy Statement

This proxy statement supplement is furnished by H&Q Healthcare Investors (the “Fund” or “HQH”) in connection with the solicitation of proxies for use at the Annual Meeting of Shareholders to be held on Monday, June 9, 2014 at 8:30 a.m. at Downtown Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110, and at any adjournment or postponement of that meeting. This proxy statement supplement amends and supplements the Fund’s proxy statement printed in the booklet form mailed to you on or about May 1, 2014 (the “Proxy Statement”)

1. The fourth paragraph under the heading “Proxies and Voting at the Annual Meeting” on page 16 of the Proxy Statement is hereby amended and restated in its entirety to read as follows:

“Proposal 1 requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the nominees for election as Class A Trustees receiving the greatest number of votes will be elected).”

2. The “Proxies and Voting at the Annual Meeting” section on page 17 of the Proxy Statement is hereby modified as follows with respect to the security ownership of Morgan Stanley and/or certain of its operating units disclosed in the Proxy Statement:

To the best of the Fund’s knowledge, based upon filings made with the SEC, as of April 30, 2014, Morgan Stanley and/or certain of its operating units owned the following number and percentage of the voting securities of the Fund:

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership	(4) Percent of class
Common stock	Morgan Stanley 1585 Broadway New York, NY 10036	2,889,311 shares*	10.3%

*Morgan Stanley and/or certain of its operating units (including Morgan Stanley Smith Barney LLC) have sole dispositive power with respect to 2,889,311 shares, sole voting power with respect to 2,047,767 of such shares, and shared voting power with respect to 753,691 of such shares.

This supplement does not modify the disclosure in the Proxy Statement with respect to the ownership of the voting securities of the Fund by First Trust Portfolios L.P., First Trust Advisors L.P. and The Charger Corporation.

H&Q HEALTHCARE INVESTORS
2 Liberty Square, 9th Floor
Boston, Massachusetts 02109
(617) 772-8500

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
H&Q HEALTHCARE INVESTORS:

An Annual Meeting of Shareholders of H&Q Healthcare Investors (the "Fund" or "HQH") will be held on Monday, June 9, 2014 at 8:30 a.m. at the Downtown Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110, for the following purposes:

(1)  The election of Trustees of the Fund;

(2)  The ratification or rejection of the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2014; and

(3)  The transaction of such other business as may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

Shareholders of record at the close of business on April 30, 2014 will be entitled to vote at the Annual Meeting or at any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Daniel R. Omstead, Ph.D.
President

May 1, 2014

Please complete, date and sign the Proxy for the shares held by you and return the Proxy in the envelope provided so that your vote can be recorded. No postage is required if the envelope is mailed in the United States. It is important that you return your signed Proxy promptly, regardless of the size of your holdings, so that a quorum may be assured.

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H&Q HEALTHCARE INVESTORS

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation by the Board of Trustees of H&Q Healthcare Investors (the "Fund" or "HQH") of proxies to be voted at the Annual Meeting of Shareholders of the Fund to be held on June 9, 2014 (the "Annual Meeting"), and any adjournment(s) or postponement(s) thereof, for the purposes set forth in the accompanying Notice of Annual Meeting, dated May 1, 2014. This Proxy Statement, the Notice of Annual Meeting and the Proxy Card(s) are first being mailed to shareholders on or about May 1, 2014.

Proposal 1 relates to the election of Trustees for the Fund and Proposal 2 relates to the ratification of the selection of the independent registered public accountants of the Fund.

The Fund will furnish, without charge, a copy of its Annual Report, or the most recent Semi-Annual Report succeeding the Annual Report, if any, to a shareholder upon request. Requests may be sent to the Fund at 2 Liberty Square, 9th Floor, Boston, MA 02109 or be made by calling (617) 772-8500.

Proposal 1
ELECTION OF TRUSTEES

The Fund's Declaration of Trust provides that its Board shall be divided into three classes with staggered terms. The term of office of the Class A Trustees expires on the date of the 2014 Annual Meeting and the term of office of the Class B and Class C Trustees will expire one and two years, respectively, thereafter. Trustees chosen to succeed the Class A Trustees whose terms are expiring will be elected for a three-year term.

The Fund's Declaration of Trust provides that a majority of its Trustees shall fix the number of the entire Board of Trustees and that such number shall be at least three and no greater than fifteen. The Fund's Board has fixed the number of Trustees at seven. Proxies will be voted for the election of the following two nominees to serve as Class A Trustees until the 2017 Annual Meeting: Rakesh K. Jain, Ph.D. and Lucinda H. Stebbins, CPA. Each of the Trustees is presently serving as a Class A Trustee and has consented to continue to so serve. In the event that a nominee is unable to serve for any reason when the election occurs, the accompanying Proxy will be voted for such other person or persons as the Board may recommend.

The Class B Trustees serving until the 2015 Annual Meeting are Daniel R. Omstead, Ph.D. and Uwe E. Reinhardt. The Class C Trustees serving until the 2016 Annual Meeting are Michael W. Bonney, Oleg M. Pohotsky and William S. Reardon.

The Board believes that each Trustee's experience, qualifications, attributes and skills on an individual basis and in combination with those of other Trustees lead to the conclusion that each Trustee should serve in such capacity. Among the attributes or skills common to all Trustees are their ability to review critically and to evaluate, question and discuss information provided to them, to interact effectively with the other Trustees, the Fund's investment adviser, the administrator and other service providers, counsel and independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Trustees. Each Trustee's ability to perform the duties of a trustee effectively has been attained and enhanced through the Trustee's education, professional training and other life experiences, such as business, consulting or public service positions and through experience from service as a member of this Fund's Board and that of H&Q Life Sciences Investors ("HQL"), public companies, or non-profit entities or other organizations.

Michael W. Bonney: Mr. Bonney is the Chief Executive Officer and member of the Board of Directors of Cubist Pharmaceuticals, Inc., providing the Fund with valuable insight into operating matters relating to biotech companies and the overall healthcare industry. He serves on the Valuation Committee and is Chairman of the Governance and Nominating Committee of the Fund. Mr. Bonney is also a Director of NPS Pharmaceuticals, Inc., is Chairman of the Board of Trustees of Bates College and is a Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA). He holds a BA degree from Bates College.

Rakesh K. Jain, Ph.D.: Dr. Rakesh Jain is the Andrew Werk Cook Professor of Tumor Biology in the Department of Radiation Oncology at Harvard Medical School and the Director of the Edwin L. Steele Laboratory of Tumor Biology at Massachusetts General Hospital, providing the Fund with a valuable perspective on emerging life sciences technologies. Dr. Jain co-founded XTuit Pharmaceuticals, Inc. in 2011, where he also serves as a board member. He serves on the Governance and Nominating Committee of the Fund. Prior to joining Harvard, he was professor of chemical engineering at Columbia University and Carnegie Mellon University. Dr. Jain is regarded as a pioneer in the fields of tumor biology, drug delivery, in vivo imaging and bioengineering. Dr. Jain has authored more than 570 publications. He serves on advisory panels to government, industry and academia, and has served or continues to serve on editorial advisory boards of twenty journals, including Journal of Clinical Oncology and Nature Reviews Clinical Oncology. He has received more than 50 major awards and lectureships, including a Guggenheim Fellowship, the Humboldt Senior Scientist Award, the National Cancer Institute's Research Career Development Award and Outstanding Investigator Grant, the Academic Scientist of the Year Award from the Pharmaceutical Achievements Awards, the Distinguished Service Award from Nature Biotechnology and the Innovator Award from the DoD Breast Cancer Program. He is a member of all three branches of US National Academies – the Institute of Medicine, the National Academy of Engineering and the National Academy of Sciences – and the American Academy of Arts and Sciences.

Daniel R. Omstead, Ph.D.: Dr. Omstead is President and Chief Executive Officer of Tekla Capital Management LLC (the "Adviser"), a registered investment adviser that serves as investment adviser to HQH and HQL. Dr. Omstead is also President of HQH and HQL and serves on their Valuation Committee. Dr. Omstead is portfolio manager for the public and restricted/venture portfolios within HQH and HQL. As part of these responsibilities, Dr. Omstead is a member of the Board of Directors of several portfolio companies including IlluminOss Medical, Inc., Magellan Diagnostics, Dynex Corporation and Palyon Medical Corporation. Dr. Omstead is also an observer of the Board of Directors of AlterG, Inc. Prior to joining the Adviser, Dr. Omstead was President and CEO of Reprogenesis, Inc., a private development stage biotech company which developed therapies in the field of tissue engineering and regenerative medicine. Before joining Reprogenesis, Dr. Omstead was Senior Vice President, Research and Development, at Cytotherapeutics, Inc, a public biotech company. Prior to entering the biotech industry, Dr. Omstead was employed for fourteen years in positions of increasing responsibility within the pharmaceutical industry at Ortho Pharmaceutical Corporation and at the R.W. Johnson Pharmaceutical Research Institute, both divisions of Johnson & Johnson, and at Merck, Sharp and Dohme Research Laboratories, a division of Merck & Co., Inc. Dr. Omstead provides the Fund with insights into both pharmaceutical and biotech companies. Dr. Omstead holds Ph.D. and Master's Degrees in Chemical Engineering and Applied Chemistry from Columbia University and a B.S. degree in Civil Engineering from Lehigh University. He is an emeritus member of the Board of Directors of a non-profit agency that provides emergency shelter, housing and supportive services to homeless and low-income individuals and families in the Boston area. Dr. Omstead is also an Overseer at the Joslin Diabetes Center.

Oleg M. Pohotsky: Mr. Pohotsky is a corporate finance and investment professional with over forty years of diversified experience gained both in industry and in financial markets. Mr. Pohotsky serves as Chairman of the Board of Trustees of the Fund and also serves as Chairman of the Fund's Valuation Committee and serves on the Fund's Audit Committee. He has over 45 years of cumulative board experience in the full range of organization types: publicly-traded, privately-held, venture-backed and non-profit. He has also served as a director of a healthcare services company listed on the Nasdaq NMS where he was a member of the audit committee. In his various directorships he has also served on investment, compensation, personnel and executive committees. His career spanned over twenty years in the investment industry, both as an investment banker and as a venture capital and private equity investor, and included serving as chairman of the valuation and fairness opinion committee of a NYSE-member firm. Mr. Pohotsky also currently serves on the Board of Directors of Avangardco Investments Holdings, an LSE-listed agribusiness enterprise based in Ukraine, on the board of directors of the New America High Income Fund, Inc., a closed end fund investing in high yield securities on a leveraged basis and on the Board of Advisors of Kaufman & Co., LLC, a Boston-based boutique investment banking firm, and is affiliated with GovernanceMetrics International, Inc. as a Senior Advisor. He provides the Fund with valuable experience in valuation and the financial industry. Mr. Pohotsky holds a BSChE degree from Clarkson University, a JD degree from the University of Miami and MBA from the Harvard Business School. He has also been awarded an honorary doctorate by Clarkson University.

William S. Reardon, CPA: Mr. Reardon's personal experience as a Life Science audit partner at PricewaterhouseCoopers LLP ("PwC"), with a broad spectrum of companies across the corporate life cycle from startup to successful product driven pharmaceutical companies, provides the Trustees of the Fund with a valuable perspective in analyzing life science company opportunities and in valuing the venture portion of the portfolio. Until 2002 Mr. Reardon was a business assurance partner in PwC's Boston office and leader of the Life Sciences Industry Practice for New England and the Eastern U.S., working closely with many of the Firm's public clients in SEC-registered equity, convertible and R&D limited partnership offerings and many initial public offerings. He serves on the Valuation and Audit Committees of the Fund. From 1998-2000 he served on the Board of the Emerging Companies Section of the Biotechnology Industry Organization ("BIO") and from 2000 to 2002 he served on the Board of Directors of the Massachusetts Biotechnology Council ("MBC"). During his professional career, he was a frequent speaker at BIO conferences and MBC Industry meetings on issues affecting biotechnology companies. He currently also serves as a board member and audit committee chair of two development-stage public companies, Synta Pharmaceuticals and Idera Pharmaceuticals. Mr. Reardon is member of the American Institute of CPAs and the Massachusetts Society of CPAs, with an MBA from Harvard Business School and a BA in East Asian History from Harvard College.

Uwe E. Reinhardt, Ph.D.: Dr. Reinhardt is the James Madison Professor of Political Economy at Princeton University, teaching economics and public affairs since 1968, and has been a member of the Institute of Medicine of the National Academy of Sciences since 1978. He serves on the Audit Committee of the Fund. Dr. Reinhardt is recognized as one of the nation's leading authorities on health care economics, a prominent scholar in health care economics and a frequent speaker and author on subjects ranging from the war in Iraq to the future of Medicare. Dr. Reinhardt provides the Fund with valuable insights in healthcare economics and reform. He is a past president of the Association of Health Services Research. From 1986 to 1995 he served as a commissioner on the Physician Payment Review Committee, established in 1986 by Congress to advise it on issues related to the payment of physicians. He is a senior associate of the Judge Institute for Management of Cambridge University, UK, and a trustee of Duke University and the Duke University Health System. Dr. Reinhardt is or was a member of numerous editorial boards, among them the Journal of Health Economics, the Milbank Memorial Quarterly, Health Affairs, the New England Journal of Medicine, and the Journal of the American Medical Association. Dr. Reinhardt received his Ph.D. from Yale University.

Lucinda H. Stebbins, CPA: Ms. Stebbins brings to the Board over twenty years experience working in the fund industry, providing valuable perspectives on a variety of technical and industry matters. She serves as Chairman of the Audit Committee and serves on the Governance and Nominating Committee of the Fund. She started her career with the investment management firm of Scudder, Stevens and Clark, which was later merged into the U.S. operations of Zurich Financial Services, and then finally acquired by Deutsche Bank. She served as a Senior Vice President at Scudder Investments and subsequently as a Director at Deutsche Asset Management and was an officer of approximately 200 funds in these complexes. Ms. Stebbins' expertise is in the accounting, tax, and regulatory sides of the Fund business, and she continues to act as an independent consultant to the fund industry. Prior to joining Scudder, she was a Senior Manager at Price Waterhouse and is a member of the Massachusetts Society of CPAs. She also serves on the Board of Bald Peak Land Company and has been on a number of non-profit Boards. She holds an MBA degree from Babson College and a BA in economics from Wellesley College.

The Trustees and their principal occupation for at least the last five years are set forth in the table below.

Name, Age and Address	Position(s) Held with HQH and HQL	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
INDEPENDENT TRUSTEES AND NOMINEES
Michael W. Bonney (55) 2 Liberty Square, 9th Floor, Boston MA 02109	Trustee of HQH and HQL; Member of each Fund's Valuation and Governance and Nominating Committees.	3 years; Since 2011	Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (since 2012); President, Chief Executive Officer and Director, Cubist Pharmaceuticals, Inc. (2003-2012); President, Cubist Pharmaceuticals, Inc. (2002-2003).	2

Director, NPS Pharmaceuticals, Inc. (since 2005); Chairman of the Board of Trustees, Bates College (since 2010); Trustee, Bates College (since 2002); Board member of the Pharmaceutical Research and Manufacturers of America (PhRMA) (Since 2009).

Rakesh K. Jain, Ph.D. (63) 2 Liberty Square, 9th Floor, Boston MA 02109	Trustee of HQH and HQL; Member of each Fund's Governance and Nominating and Qualified Legal Compliance Committees.	3 years; since 2007	Director, Steele Lab of Tumor Biology at Massachusetts General Hospital (since 1991); A.W. Cook Professor of Tumor Biology (Radiation Oncology) at Harvard Medical School (since 1991).	2

Ad hoc Consultant/Scientific Advisory Board Member for pharmaceutical/biotech companies (various times since 2002); Ad hoc Consultant, Gershon Lehman Group (since 2004); Advisory Committee Member, Department of Biotechnology, Government of India (2004-2009); Director, Co-Founder, XTuit Pharmaceuticals, Inc. (Since 2011).

Name, Age and Address	Position(s) Held with HQH and HQL	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
Oleg M. Pohotsky (67) 2 Liberty Square, 9th Floor, Boston MA 02109	Trustee, HQH and HQL; Chairman, HQH and HQL (since 2012); Member of each Fund's Audit, Valuation and Qualified Legal Compliance Committees.	3 years; since 2000	Consultant and Managing Partner, Right Bank Partners (since 2002).	2	Adviser, Board of Advisers, Kaufman & Co. LLC (since 2008); Director, Avangardco Investments Holdings (since 2010); Director, New America High Income Fund, Inc. (since 2013).
William S. Reardon, CPA (67) 2 Liberty Square, 9th Floor, Boston MA 02109	Trustee, HQH and HQL; Member of each Fund's Valuation, Audit and Qualified Legal Compliance Committees.	3 years; since 2010	Independent Consultant (since 2002).	2	Director, Idera Pharmaceuticals, Inc. (since 2002); Director, Synta Pharmaceuticals Corp. (since 2004).
Uwe E. Reinhardt, Ph.D. (76) 2 Liberty Square, 9th Floor, Boston MA 02109	Trustee, HQH and HQL; Member of each Fund's Audit Committee.	3 years; since 1988 (HQH) since 1992 (HQL)	Professor of Economics, Princeton University (since 1968).	2	Director, Boston Scientific Corporation (since 2002); Director, Amerigroup, Inc. (since 2002).
Lucinda H. Stebbins, CPA (68) 2 Liberty Square, 9th Floor, Boston MA 02109	Trustee, HQH and HQL; Member of each Fund's Audit and Governance and Nominating Committees.	3 years; since 2006	Independent Consultant, Deutsche Bank (since 2004).	2	Director, Bald Peak Land Company (since 2008); Trustee, Massachusetts Hospital School (1997-2008).

Name, Age and Address	Position(s) Held with HQH and HQL	Term of Office and Length of Time Served	Principal Occupations(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director	Other Directorships Held by Director or Nominee for Director
INTERESTED TRUSTEE
Daniel R. Omstead, Ph.D.* (60) 2 Liberty Square, 9th Floor, Boston, MA 02109	Trustee, HQH and HQL; President, HQH and HQL (since 2001); Member of each Fund's Valuation Committee.	3 years; since 2003	President, HQH and HQL (since 2001); President, Chief Executive Officer and Managing Member, Tekla Capital Management LLC (since 2002).	2	Director: IlluminOss Medical, Inc. (since 2012); Magellan Diagnostics, Inc. (since 2006); Dynex Corporation (since 2012); Palyon Medical Corporation (since 2009).

  *  Trustee considered to be an "interested person" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act"), through position or affiliation with the Adviser.

The following table sets forth, for each Trustee, the aggregate dollar range of equity securities owned by such Trustee in HQH and HQL and in the aggregate in HQH and HQL as of March 31, 2014. The information as to beneficial ownership is based upon statements furnished by each Trustee.

Name of Trustee or Nominee	Dollar Range of Equity Securities in HQH	Dollar Range of Equity Securities in HQL	Aggregate Dollar Range of Equity Securities in Both Funds Overseen by Trustee in Fund Complex
Independent Trustees
Michael W. Bonney	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Rakesh K. Jain, Ph.D.	None	None	None
Oleg M. Pohotsky	$1-$10,000	$1-$10,000	$10,001-$50,000
William S. Reardon	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Uwe E. Reinhardt, Ph.D.	$50,001-$100,000	$10,001-$50,000	Over $100,000
Lucinda H. Stebbins, CPA	Over $100,000	Over $100,000	Over $100,000
Interested Trustee
Daniel R. Omstead, Ph.D.	Over $100,000	Over $100,000	Over $100,000

Although Trustees are encouraged to attend the annual meetings of shareholders to the extent they are able, the Fund has no formal policy with regard to board members' attendance at annual meetings of shareholders. Last year, two Trustees then in office attended the annual meeting of shareholders.

Shareholders wishing to send communications to the Board may communicate with members of the Board by submitting a written communication directed to the Board in care of the Fund's President, Daniel R. Omstead, Ph.D., at 2 Liberty Square, 9th Floor, Boston, MA 02109.

Trustees – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board is comprised of seven individuals, six of whom are not "interested persons" of the Fund as defined in the 1940 Act ("Independent Trustees"). The Chairman of the Board is an Independent Trustee. The Chairman presides at meetings of the Trustees, participates in the preparation of the agenda for meetings of the Board, and acts as a liaison between the Independent Trustees and the Fund's management between Board meetings. Except for any duties specified herein, the designation as Chairman does not impose any obligations or standards greater than or different from other Trustees.

The Board holds regular quarterly meetings each year to consider and address matters involving the Fund. The Board also may hold special meetings to address matters arising between regular meetings. The Independent Trustees also meet outside the presence of management in executive session at least quarterly and have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board has established Audit, Governance and Nominating, Valuation and Qualified Legal Compliance Committees to assist the Board in the oversight of the management and affairs of the Fund. All of the members of these Committees are Independent Trustees, except for Dr. Omstead, who serves on the Valuation Committee. From time to time the Board may establish additional committees or informal working groups to deal with specific matters.

The Fund is subject to a number of risks including investment, compliance, operational and valuation risks. Although the Adviser and the officers of the Fund are responsible for managing these risks on a day-to-day basis, the Board has adopted, and periodically reviews, policies and procedures designed to address these risks. As part of its regular oversight of the Fund, the Board, directly or through a Committee, interacts with the Fund's Chief Compliance Officer, the Fund's independent public accounting firm, and legal counsel to the Fund. These interactions include discussing the Fund's risk management and controls with the independent registered public accounting firm engaged by the Fund, reviewing valuation policies and procedures and the valuations of specific restricted securities, and receiving periodic reports from the Fund's Chief Compliance Officer regarding compliance matters relating to the Fund and its major service providers, including results of the implementation and testing of the Fund's and such providers' compliance programs. The Board's oversight function is facilitated by management reporting processes designed to provide information to the Board regarding the identification, assessment, and management of critical risks and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund's risk management from time to time and may change the manner in which it fulfills its oversight responsibilities at its discretion at any time.

The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition, and functioning and may make changes at its discretion at any time.

Standing Committees

Audit Committee. The Fund has an Audit Committee comprised solely of Independent Trustees who are "independent" as defined in the New York Stock Exchange ("NYSE") Listing Standards. The Board has adopted a written charter for the Audit Committee. The Audit Committee charter is available at http://www.teklacap.com/hqh-reports.html. The principal purpose of the Fund's Audit Committee is to assist the Board in fulfilling its responsibility to oversee management's conduct of the Fund's financial reporting process, including reviewing the financial reports and other financial information provided by the Fund, the Fund's systems of internal accounting and financial controls and the annual independent audit process.

The Audit Committee's role is one of oversight, and it is recognized that the Fund's management is responsible for preparing the Fund's financial statements and that the Fund's independent registered public accountant is responsible for auditing those financial statements. Although each Audit Committee member must be financially literate and one member must have accounting or financial management expertise (as determined by the Board of Trustees in its business judgment), Audit Committee members are not professionally engaged in the practice of accounting or auditing and are not experts in the fields of accounting or auditing, including with respect to auditor independence. Audit Committee members rely, without independent verification, on the information provided to them and on the representations made by management and the Fund's independent registered public accountants.

The members of the Fund's Audit Committee are Mr. Pohotsky, Mr. Reardon, Dr. Reinhardt and Ms. Stebbins. Ms. Stebbins is the Chairman of the Fund's Audit Committee. The Fund's Audit Committee held four meetings during the fiscal year ended September 30, 2013.

Governance and Nominating Committee. The Fund has a Governance and Nominating Committee comprised solely of Independent Trustees who are "independent" as defined in the NYSE Listing Standards. During the fiscal year ended September 30, 2013, the Board maintained a governance committee and a nominating committee, each with its own written charter. The Board combined those committees and their separate written charters in December, 2013, and adopted the combined written charter for the Committee. The Committee charter is not available on the Fund's website but the written charter of the formerly separate nominating committee was included as Exhibit A to the Fund's Proxy Statement dated May 1, 2012.

The Committee's principal missions are to (i) review, evaluate, and enhance the effectiveness of the Board in its role in governing the Fund and overseeing the management of the Fund and (ii) to promote the effective participation of qualified individuals on the Board, on committees of the Board, and as executive officers of the Fund. The Committee shall consider the Corporate Governance Guidelines that have been approved by the Board of Trustees in fulfilling its missions.

The Committee reviews, discusses and makes recommendations to the Board relating to those issues that pertain to the effectiveness of the Board in carrying out its responsibilities in governing the Fund and overseeing the Fund's management. The Committee makes nominations for trustees and officers of the Fund and for membership on all committees of the Board and submits such nominations to the full Board for consideration.

The Fund's By-Laws require that each prospective trustee candidate have a college degree or equivalent business experience and provide a list of minimum qualifications for trustees, which include expertise, experience or relationships relevant to the business of the Fund. The Fund's By-Laws also require that a candidate not be serving in any of various positions with another investment company (as defined in the 1940 Act) that focuses its investments in the healthcare and/or life sciences industries, unless such investment company is managed by the Fund's investment adviser or an affiliate, or in various positions with the investment adviser, sponsor or equivalent of such an investment company. The Committee may also take into account other factors when considering and evaluating potential trustee candidates, including but not limited to: (i) availability and commitment to attend meetings and perform responsibilities of the Board; (ii) relevant industry and related experience; (iii) educational background; (iv) financial expertise; (v) the candidate's ability, judgment and expertise; and (vi) the overall diversity of the Board's composition.

The Committee may identify prospective trustees from any reasonable source, including, but not limited to, the consultation of third-party trustee search services. The Committee will consider potential trustee candidates recommended by shareholders, provided that the proposed candidates (i) satisfy any minimum qualifications of the Fund for its trustees; (ii) are not "interested persons" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund or the Adviser; and (iii) are "independent" as defined in the NYSE Listing Standards. In order to be evaluated by the Committee, trustee candidates recommended by shareholders must also meet certain eligibility requirements as set out in the Committees' charter. Other than those eligibility requirements, the Committee shall not evaluate shareholder trustee nominees in a different manner than other nominees. The standard of the Committee is to treat all equally qualified nominees in the same manner.

All recommendations by shareholders must be received by the Fund by the deadline for submission of any shareholder proposals which would be included in the Fund's proxy statement for the next annual meeting of the Fund. Each shareholder or shareholder group must meet the requirements stated in the Committee's charter in order to recommend a candidate. A shareholder or shareholder group may not submit more than one candidate per year. When recommending a trustee candidate, shareholders must include in their notice to the Fund's Secretary: (i) the shareholder's contact information; (ii) the trustee candidate's contact information and the number of Fund shares owned by the proposed candidate;

(iii) all information regarding the candidate that would be required to be disclosed in solicitations of proxies for elections of trustees required by Regulation 14A of the Securities Act of 1934, as amended (the "Exchange Act"); and (iv) a notarized letter executed by the trustee candidate, stating his or her intention to be a nominee and be named in the Fund's proxy statement, if nominated by the Board of Trustees, and to serve as a trustee, if so elected. Once a recommendation has been timely received in proper form, the candidate will be asked to complete an eligibility questionnaire to assist the Fund in assessing the candidate's qualifications as a potential Independent Trustee and as someone who is "independent" under the NYSE Listing Standards. The Committee will make such determinations in its sole discretion and such determinations shall be final.

The members of the Committee are Mr. Bonney, Dr. Jain and Ms. Stebbins. Mr. Bonney is the Chairman of the Committee. During the fiscal year ended September 30, 2013, the former governance committee met two times and the former nominating committee met two times.

Valuation Committee. The Board has delegated to the Fund's Valuation Committee general responsibility for determining, in accordance with the Fund's valuation procedures, the value of assets held by the Fund on any day on which the net asset value per share is determined. The Valuation Committee may appoint, and has appointed, a Sub-Committee made up of employees and officers of the Adviser to deal with day to day valuation decisions, subject to oversight by the Valuation Committee. The Valuation Committee shall meet as often as necessary to ensure that each action taken by the Sub-Committee is reviewed within a calendar quarter of the occurrence. In connection with its review, the Valuation Committee shall ratify or revise the pricing methodologies authorized by the Sub-Committee since the last meeting of the Valuation Committee. The Valuation Committee is charged with the responsibility of determining the fair value of the Fund's securities or other assets in situations set forth in the Fund's valuation procedures.

The members of the Fund's Valuation Committee are Mr. Bonney, Dr. Omstead, Mr. Pohotsky and Mr. Reardon. Mr. Pohotsky is the Chairman of the Fund's Valuation Committee. The Fund's Valuation Committee met four times during the fiscal year ended September 30, 2013.

Qualified Legal Compliance Committee. The Fund has a Qualified Legal Compliance Committee ("QLCC") comprised solely of Independent Trustees. The Board has adopted a written charter for the QLCC. The principal purpose of the Fund's QLCC is to review and respond to reports of Evidence of a Material Violation (as defined in the QLCC charter). Reporting Evidence of a Material Violation is required under the Standards of Professional Conduct for Attorneys adopted by the U.S. Securities and Exchange Commission (the "SEC") under the Sarbanes-Oxley Act of 2002 (the "Standards"). Under the Standards, if an attorney appearing and practicing before the SEC in the representation of an issuer, such as the Fund, becomes aware of Evidence of a Material Violation by the issuer or by any officer, trustee, employee or agent of the issuer, the Standards provide for the attorney to report such evidence to the issuer's QLCC forthwith. In discharging its role, the QLCC is granted the power to investigate any Evidence of a Material Violation brought to its attention with full access to all books, records, facilities and personnel of the Fund and the power to retain outside counsel, auditors or other experts for this purpose.

The members of the Fund's QLCC are Dr. Jain, Mr. Pohotsky and Mr. Reardon. Mr. Reardon is the Chairman of the Fund's QLCC. The Fund's QLCC had no cause to meet during the fiscal year ended September 30, 2013.

Attendance. During the fiscal year ended September 30, 2013, the Fund's Board of Trustees held four meetings; the Fund's Audit Committee held four meetings; the Fund's former Governance Committee held two meetings; the Fund's former Nominating Committee held two meetings; and the Fund's Valuation Committee held four meetings.

Each of the Trustees attended 100% of the aggregate number of meetings of the Board and the Committees of the Board on which such Trustee served during the fiscal year-ended September 30, 2013.

Compensation of Trustees and Officers

For the fiscal year ended September 30, 2013, the Fund paid an annual fee of $18,000 to its Independent Trustees, $500 to its Audit and Valuation Committee members and $250 to its Nominating and Governance Committee members. Additionally, the Fund paid each Independent Trustee $1,000 for each Board and Committee meeting attended in person and $250 for each Board and Committee meeting attended by telephone. The Chairman of the Board, the Chairman of the Audit Committee and the Chairman of the Valuation Committee of the Fund each received an additional annual fee of $2,500. The Chairman of the Nominating Committee and the Chairman of the Governance Committee of the Fund each received an additional annual fee of $1,250. Independent Trustees are also reimbursed for travel expenses incurred in connection with attending such meetings. Currently, the Chairman of the Board receives an additional annual fee of $5,000 and the Fund pays each Independent Trustee $750 for each Committee meeting attended in person. For the fiscal year ended September 30, 2013, the Independent Trustees as a group received $171,721 from the Fund for fees and reimbursed expenses. The Fund did not directly pay any additional compensation to the Trustees for the fiscal year ended September 30, 2013. The Fund has entered into a Services Agreement (the "Agreement") with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the fiscal year ended September 30, 2013 these payments amounted to $102,116 for the Fund. Trustees and officers of the Fund who hold positions with the Adviser receive indirect compensation from the Fund in the form of the investment advisory fee paid to the Adviser. The following table sets forth information regarding compensation of Trustees by the Fund for the fiscal year ended September 30, 2013, but does not include expenses.

Compensation Table

For the fiscal year ended September 30, 2013

Name of Person, Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as part of the Fund's Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from both Funds in Fund Complex Paid to Trustees
Independent Trustees
Michael W. Bonney	$26,500	N/A	N/A	$53,000
Rakesh K. Jain, Ph.D.	$24,000	N/A	N/A	$48,000
Lawrence S. Lewin	$2,500	N/A	N/A	$5,000
Oleg M. Pohotsky	$34,500	N/A	N/A	$69,000
William S. Reardon, CPA	$30,750	N/A	N/A	$61,500
Uwe E. Reinhardt, Ph.D.	$23,500	N/A	N/A	$47,000
Lucinda H. Stebbins, CPA	$28,000	N/A	N/A	$56,000
Interested Trustees
Daniel R. Omstead, Ph.D.	$0	N/A	N/A	$0

Executive Officers

Set forth below is information for at least the last five years with respect to the executive officers of the Fund who do not also serve as Trustees. Each officer has been elected by the Board of Trustees and serves at the pleasure of the Trustees.

Laura Woodward, CPA (45), 2 Liberty Square, 9th Floor, Boston MA 02109: Chief Compliance Officer, HQH, HQL and Tekla Capital Management LLC (since 2009); Secretary and Treasurer, HQH and HQL (since 2009); Senior Manager, PricewaterhouseCoopers LLP (prior to 2009).

Required Vote

The Fund's Declaration of Trust states that the Trustees shall be elected by a plurality of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR all nominees.

INFORMATION PERTAINING TO THE ADVISER

The Adviser is a limited liability company organized under the laws of Delaware. Under the Fund's Investment Advisory Agreement, the Adviser is responsible for the management of the Fund's assets, subject to the supervision of the Board of Trustees. The Adviser manages the investments of the Fund in accordance with its investment objective and policies. The Adviser is also obligated to supervise and perform certain administrative and management services and is obligated to provide the office space, facilities, equipment and personnel necessary to perform its duties. Except for a portion of the salary of the Funds' Chief Compliance Officer, the salaries of all officers of the Fund and all personnel of the Fund or of the Adviser performing services relating to research, statistical or investment activities, and of all Trustees who are "interested persons" of the Fund or of the Adviser (as defined in the 1940 Act), are paid by the Adviser. The Adviser is located at 2 Liberty Square, 9th Floor, Boston, MA 02109.

Daniel R. Omstead Ph.D. serves as President and Chief Executive Officer of the Adviser. The address for Dr. Omstead is c/o the Adviser at 2 Liberty Square, 9th Floor, Boston, MA 02109.

REPORT OF THE AUDIT COMMITTEE OF THE FUND

The Fund's Audit Committee reviewed and discussed the Fund's audited financial statements with management for the Fund's fiscal year ended September 30, 2013, and discussed with the Fund's independent registered public accountants, Deloitte & Touche LLP, the matters required to be discussed by ASC 950, Communication with Audit Committees, which includes, among other items, matters relating to the conduct of an audit of the Fund's financial statements. The Fund's Audit Committee received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Deloitte & Touche LLP its independence. Based on its review and discussions with management and Deloitte & Touche LLP, the Fund's Audit Committee recommended to the Board of Trustees that the Fund's audited financial statements for the Fund's fiscal year ended September 30, 2013, be included in the Fund's Annual Report filed with the SEC. The members of the Fund's Audit Committee are Mr. Pohotsky, Mr. Reardon, Dr. Reinhardt and Ms. Stebbins. Ms. Stebbins is the Chairman of the Fund's Audit Committee.

Proposal 2
RATIFICATION OR REJECTION OF SELECTION OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTANTS

The Fund's Audit Committee has approved the appointment of Deloitte & Touche LLP as the independent registered public accountants for the fiscal year ending September 30, 2014, and a majority of the Board of the Fund, including a majority of the Independent Trustees, subsequently ratified the appointment. The Fund has been advised that neither Deloitte & Touche LLP nor any of its partners has any direct or material indirect financial interest in the Fund, nor has had any connection during the past three years with the Fund in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

Accounting services to be performed by Deloitte & Touche LLP for the Fund will consist of the examination of the annual financial statements of the Fund, consultation on financial, accounting and reporting matters, review and consultation regarding various filings with the SEC and attendance at some meetings of the Board of Trustees. Deloitte & Touche LLP also will perform non-audit services consisting of review of income tax returns of the Fund.

A representative of Deloitte & Touche LLP is expected to participate in the Annual Meeting and to be available for questioning and have an opportunity to make a statement.

The following tables set forth the aggregate fees billed for professional services rendered by Deloitte & Touche LLP to the Fund during the Fund's two most recent fiscal years:

Fiscal year	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
2013	$104,500	$0	$4,650	$0
2012	$95,000	$0	$4,650	$0

All of the services described in the table above were approved by the Audit Committees pursuant to its pre-approval policies and procedures (the "Pre-Approval Policies and Procedures") which are summarized below to the extent that such services were required to be pre-approved by the Audit Committee.

The aggregate non-audit fees billed by Deloitte & Touche LLP for services rendered to the Fund and to the Adviser, or an affiliate thereof that provides ongoing services to the Fund, amounted to $4,650 for the fiscal year ended September 30, 2013 and $4,650 for the fiscal year ended September 30, 2012.

The Fund's Audit Committee has adopted Pre-Approval Policies and Procedures pursuant to which the Committee pre-approves all audit and non-audit services provided by the Fund's independent auditor (the "Auditor") and any non-audit services provided by the Auditor to the Fund's investment adviser and service affiliates ("Service Affiliates") during the period of the Auditor's engagement to provide audit services to the Fund, if those services directly impact the Fund's operations and financial reporting. Audit services include those typically associated with the annual audit such as evaluation of internal controls. Non-Audit services include certain services that are audit-related, such as consultations regarding financial accounting and reporting standards and tax services. Certain services may not be provided by the Auditor to the Fund's or the Fund's Service Affiliates without jeopardizing the Auditor's independence. These services are deemed prohibited services and include certain management functions; human resources services; broker-dealer, investment adviser or investment banking services; legal services; and expert services unrelated to the audit. Other services are conditionally prohibited and may be provided if the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Fund's financial statements. These types of services include bookkeeping; financial information systems design and implementation; appraisal or valuation services; actuarial services; and internal audit outsourcing services.

The Pre-Approval Policies and Procedures require Audit Committee approval of the engagement of the Auditor for each fiscal year and approval of the engagement by at least a majority of the Fund's Independent Trustees. In determining whether to engage the Auditor for its audit services, the Audit Committee will consider the Auditor's proposed fees for the engagement, in light of the scope and nature of the audit services that the Fund will receive. The Pre-Approval Policies and Procedures also permit the Audit Committee to pre-approve the provisions of types or categories of permissible non-audit services for the Fund and its Service Affiliates on an annual basis at the time of the Auditor's engagement and on a project-by-project basis. At the time of the annual engagement of the Fund's Auditor, the Audit Committee is to receive a list of the categories of expected non-audit services with a description and an estimated budget of fees. In their pre-approval, the Audit Committee should determine that the provision of the service is consistent with, and will not impair, the ongoing independence of the Auditor and set any limits on fees or other conditions they find appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee may also appoint a member of the Committee to pre-approve non-audit services that have not been pre-approved or material changes in the nature or cost of any non-audit services previously pre-approved. The member may not pre-approve any project the estimated budget (or budgeted range) of fees of which exceed or may exceed $15,000. Any actions by the member are to be ratified by the Audit Committee by the time of their next scheduled meeting. The Fund's Pre-Approval Policies and Procedures are reviewed annually by the Audit Committee, and the Fund maintains a record of the decisions made by the Committee pursuant to these procedures.

Required Vote

The selection of Deloitte & Touche LLP as the Fund's independent public accountants for the fiscal year ending September 30, 2014 is submitted to shareholders for ratification and requires approval by a majority of the Fund's shares voting at the Annual Meeting. The Trustees recommend a vote FOR the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund.

INFORMATION PERTAINING TO THE CUSTODIAN AND ADMINISTRATOR AND
TRANSFER AGENT, DIVIDEND DISBURSING AGENT AND REGISTRAR

The Fund's securities and cash are held under a custodian contract by State Street Bank and Trust Company ("State Street"), whose principal business address is One Lincoln Street, Boston, MA 02111. State Street is also the Administrator of the Fund and also performs certain accounting related functions for the Fund, including calculation of net asset value and net income.

Computershare Inc. serves as Dividend Disbursing Agent. Computershare Trust Company, N.A., a fully owned subsidiary of Computershare Inc., serves as (1) the Plan Agent for the Fund's Dividend Reinvestment Plan and (2) the Transfer Agent and Registrar for Shares of the Fund. Computershare Trust Company, N.A. and Computershare Inc. have their principal business at 250 Royall Street, Canton, MA 02021.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act and Section 30(j) of the 1940 Act, as applied to the Fund, require the Fund's officers and trustees, investment manager, affiliates of the investment manager, and persons who beneficially own more than ten percent of a registered class of the Fund's outstanding securities ("Reporting Persons") to file reports of ownership of the Fund's securities and changes in such ownership with the SEC and the NYSE. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings.

Based solely upon its review of the copies of such forms received by it, and written representations from certain Reporting Persons that no year-end reports were required for those persons, the Fund believes that during the fiscal year ended September 30, 2013, its Reporting Persons complied with all applicable filing requirements.

OTHER BUSINESS

As of the date of this Proxy Statement, the Board of Trustees is not aware that any matters are to be presented for action at the Annual Meeting other than those described above. Should other business properly be brought before the Annual Meeting, it is intended that the accompanying Proxy will be voted thereon in accordance with the judgment of the persons named as proxies.

PROXIES AND VOTING AT THE ANNUAL MEETING

Shareholders who execute proxies may revoke them at any time before they are voted by written notice to the Secretary of the Fund at 2 Liberty Square, 9th Floor, Boston, MA 02109, or by casting a vote at the Annual Meeting. Instructions on how to attend the meeting and vote in person can be obtained by calling (617) 772-8500. All valid proxies received prior to the Annual Meeting, or any adjournment(s) or postponements(s) thereof, will be voted at the Annual Meeting and any adjournments or postponements thereof.

The representation in person or by proxy of a majority of the outstanding shares of the Fund is necessary to constitute a quorum for transacting business at the Annual Meeting. For purposes of determining the presence of a quorum, abstentions and broker "non-votes" will be treated as shares that are present. Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Proposals 1 and 2 to be voted upon by the shareholders involve matters that the NYSE considers to be routine and within the discretion of brokers to vote if no customer instructions are received.

Proposal 1 requires the approval of a plurality of shares voting at the Annual Meeting (i.e., the three nominees for election as Class A Trustees receiving the greatest number of votes will be elected).

Proposal 2 requires the approval of a majority of all votes validly cast at the Annual Meeting.

Abstentions and broker non-votes will not be counted in favor of, but will have no other effect on, the votes for Proposal 1 and 2.

Matters on which a choice has been provided will be voted as indicated on the proxy card and, if no instruction is given, the persons named as proxies will vote the shares represented thereby FOR all nominees for election as Trustee and FOR Proposal 2, and will use their best judgment in connection with the transaction of such other business as may properly come before the Annual Meeting or any adjournment(s) or postponement(s) thereof.

In the event that sufficient votes in accordance with the Trustees' recommendations on any Proposal are not received by June 9, 2014 or the necessary quorum has not been obtained, or if other matters arise requiring shareholder attention, the persons named as proxies on the enclosed proxy card may propose one or more adjournments of the Annual Meeting to permit further solicitation. Any such adjournment will require approval by a majority of the votes validly cast on the matter at the session of the Annual Meeting to be adjourned. When voting on a proposed adjournment, the persons named as proxies will vote FOR the proposed adjournment all shares that they are entitled to vote with respect to each item, unless directed to vote AGAINST an item, in which case such shares will be voted AGAINST the proposed adjournment with respect to that item. A shareholder vote may be taken on one or more items prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Abstentions and broker non-votes will be disregarded for purposes of voting on adjournment.

As of April 30, 2014, there were 28,279,728 shares of beneficial interest of the Fund issued and outstanding. Shareholders will be entitled to one vote for each share held. Only shareholders of record at the close of business on April 30, 2014, the record date, will be entitled to vote at the Annual Meeting. As of April 30, 2014, the Trustees and officers of the Fund individually and as a group beneficially owned less than 1% of the outstanding voting securities of the Fund. To the best of the Fund's knowledge, based upon filings made with the SEC, as of April 30, 2014, the below persons or groups beneficially owned more than 5% of the voting securities of the Fund:

(1) Title of class	(2) Name and address of beneficial owner	(3) Amount and nature of beneficial ownership		(4) Percent of class
Common stock	Morgan Stanley 1858 Broadway New York, NY 10036	2,654,966	shares*	9.6%
Common stock	First Trust Portfolios L.P. First Trust Advisors L.P. The Charger Corporation 120 East Liberty Drive, Suite 400 Wheaton, IL 60187	2,270,177 2,331,039** 2,331,039**	**	8.41%

  *  Morgan Stanley and/or certain of its operating units (including Morgan Stanley Smith Barney LLC) have sole dispositive power with respect to 2,654,960 shares, sole voting power with respect to 1,898,685 of such shares, and shared voting power with respect to 673,130 of such shares.

  **  First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation have shared dispositive power with respect to 2,270,177, 2,331,039, and 2,331,039 shares, respectively, and shared voting power with respect to 0, 60,862, and 60,862 of such shares, respectively.

PROPOSALS FOR 2015 ANNUAL MEETING

Shareholder proposals for the Fund's 2015 Annual Meeting must be received at the Fund's executive offices at 2 Liberty Square, 9th Floor, Boston, Massachusetts 02109 no later than January 1, 2015 for inclusion in the 2015 Proxy Statement and form of proxy, unless the meeting date is more than 30 days before or after June 9, 2015. Submission of such proposals does not insure that they will be included in the 2015 Proxy Statement or submitted for a vote at the 2015 Annual Meeting.

In addition, shareholder proposals for the 2015 annual meeting of shareholders (other than proposals submitted for inclusion in a Fund's 2015 Proxy Statement) must be submitted to the Fund's Secretary between February 9, 2015 and March 11, 2015, unless the meeting date is more than 30 days before or after June 9, 2015.

GENERAL

The Fund will pay the cost of preparing, printing and mailing the enclosed proxy card(s) and Proxy Statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, Internet, telephone or telegraph. The solicitation of proxies will be largely by mail. In addition, certain officers of the Fund and certain employees of the Adviser, who will receive no compensation for their services other than their regular salaries, may solicit the return of proxies personally or by telephone or facsimile. Banks, brokerage houses, nominees and other fiduciaries will be requested to forward the proxy soliciting materials to the beneficial owners of the shares of the Fund. The Fund may reimburse brokerage houses, nominees and other fiduciaries for postage and reasonable expenses incurred by them in forwarding of proxy material to beneficial owners.

A number of banks, brokers and financial institutions have instituted "householding". Under this practice, only one Proxy Statement may be delivered to multiple shareholders who share the same address and satisfy other conditions. The Fund will deliver promptly a separate copy of this Proxy Statement to a shareholder at a shared address upon request. To request a separate copy of this Proxy Statement, write or call the Fund at the address and phone number set forth above.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY
MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON JUNE 9, 2014

The Proxy Statement for the Annual Meeting of Shareholders of H&Q Healthcare Investors is available at www.proxy-direct.com/HQF-25616.

H&Q HEALTHCARE INVESTORS

May 1, 2014

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET Log on to: www.proxy-direct.com or scan the QR code Follow the on-screen instructions available 24 hours
VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours
VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope
VOTE IN PERSON Attend Shareholder Meeting One Federal Street, 38th Floor Boston, MA 02110 on June 9, 2014 at 8:30 A.M. Eastern Time

Please detach at perforation before mailing.

PROXY	H&Q HEALTHCARE INVESTORS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD JUNE 9, 2014	PROXY

This Proxy is Being Solicited on Behalf of the Board of Trustees. The undersigned hereby appoints Daniel R. Omstead, Ph.D., Oleg M. Pohotsky, and Michael W. Bonney and each of them, proxies of the undersigned, with full powers of substitution, to vote at the Annual Meeting of Shareholders of H&Q HEALTHCARE INVESTORS (the “Fund”) to be held on June 9, 2014 at 8:30 A.M. Eastern Time, at the Downtown Harvard Club of Boston, One Federal Street, 38th Floor, Boston, Massachusetts 02110, and at any adjournment(s) or postponement(s) thereof, all the shares of the Fund outstanding in the name of the undersigned as follows on the reverse of this card.

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign this proxy exactly as your name appears on the books of the Fund. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Signature

Signature (if held jointly)

Date	HQH_25616_042114

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the
Annual Shareholder Meeting to Be Held on June 9, 2014.
The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/HQF-25616

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote FOR all the nominees listed and FOR Proposal 2.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example:

1.	On the election of two Class A Trustees:		FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT

	01. Rakesh K. Jain	02. Lucinda H. Stebbins	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box
“FOR ALL EXCEPT” and write the nominee’s number on the line provided below.

			FOR	AGAINST	ABSTAIN
2.	To ratify the selection of Deloitte & Touche LLP as the independent registered public accountants of the Fund for the fiscal year ending September 30, 2014.		☐	☐	☐

3.	In their discretion, on all other business that may properly come before the Annual Meeting and any adjournment(s) or postponement(s) thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.
HQH_25616_042114